UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

Five Oaks Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Av., 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 257-5073
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Amendment to Registration Statements

Five Oaks Investment Corp. (the “Company”) currently has on file with the Securities and Exchange Commission (the “SEC”) two shelf Registration Statements on Form S-3 (File Nos. 333-195499 (the “Primary Shelf”) and 333-198272 (the “Secondary Shelf”)), declared effective by the SEC on May 8, 2014 and February 9, 2015, respectively, that relate to the offer and sale of common stock, preferred stock, debt securities and warrants of the Company and the offer and resale of shares of common stock and warrants to purchase common stock by selling stockholders named therein, respectively (collectively, the “Registration Statements”). The Company is making this filing in order to update the asset test disclosure set forth in the section entitled “U.S. Federal Income Tax Considerations” in each of the Registration Statements to reflect Revenue Procedure 2014-51 which was issued by the U.S. Internal Revenue Service (“IRS”) on August 22, 2014. Revenue Procedure 2014-51 provides guidance on qualification as a real estate investment trust (“REIT”), supersedes prior guidance provided by the IRS in Revenue Procedure 2011-16 and makes it easier for REITs that invest in mortgage loans to satisfy the “75% asset test” for qualifying as a REIT. Under the “75% asset test,” at least 75% of the value of a REIT’s assets must consist of “real estate assets” (including certain mortgage loans) and certain other assets. Revenue Procedure 2011-16 provided a safe harbor which permitted a REIT to treat a mortgage loan as a real estate asset in an amount equal to the lesser of (i) the current value of the loan; or (ii) the value of the real property securing the loan on the date the REIT agreed to acquire or originate the loan. Revenue Procedure 2014-51 makes it easier for a REIT’s mortgage loans to qualify as real estate assets under this safe harbor by changing part (ii) of this test to the greater of the value of the real property at the time of acquisition or origination, or the current value.

In both the Primary Shelf and the Secondary Shelf, the fourth and fifth paragraphs under the section “U.S. Federal Income Tax Considerations– Income tests” to reflect the foregoing are hereby restated in their entirety so as to read as follows:

“In the event that we invest in a mortgage that is secured by both real property and other property, we would be required to apportion our annual interest income to the real property security based on a fraction, the numerator of which is the value of the real property securing the loan, determined as of (i) the date we committed to acquire the loan or (ii) as discussed further below, in the event of a “significant modification,” the date we modified the loan, and the denominator of which is the highest “principal amount” of the loan during the year. IRS Revenue Procedure 2014-51 interprets the “principal amount” of the loan to be the face amount of the loan, despite the Internal Revenue Code requiring taxpayers to treat any market discount, that is the difference between the purchase price of the loan and its face amount, for all purposes (other than certain withholding and information reporting purposes) as interest rather than principal. Any mortgage loan that we invest in that is not fully secured by real property may therefore be subject to the interest apportionment rules and the position taken in IRS Revenue Procedure 2014-51 as described above.

Under the Internal Revenue Code, if the terms of a loan are modified in a manner constituting a “significant modification,” such modification triggers a deemed exchange of the original loan for the modified loan. IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which we will not be required to redetermine the fair market value of the real property securing a loan for purposes of the gross income tests in connection with a loan modification that is (i) occasioned by a borrower default or (ii) made at a time when we reasonably believe that the modification to the loan will substantially reduce a risk of default on the original loan. No assurance can be provided that all of our loan modifications have or will qualify for the safe harbor in Revenue Procedure 2014-51. To the extent we significantly modify a loan in a manner that does not qualify for that safe harbor, we will be required to redetermine the value of the real property securing the loan at the time it is significantly modified. If the terms of our mortgage loans are significantly modified in a manner that does not qualify for the safe harbor in Revenue Procedure 2014-51 and the fair market value of the real property securing such loans has decreased significantly, we could fail the 75% gross income test.”

In both the Primary Shelf and the Secondary Shelf, the second paragraph under the section “U.S. Federal Income Tax Considerations– Asset tests” to reflect the foregoing is hereby restated in its entirety so as to read as follows:

“First, at least 75% of the value of our total assets must be represented by some combination of “real estate assets,” cash, cash items, U.S. Government securities, and, under some circumstances, stock or debt instruments purchased with new capital. For this purpose, “real estate assets” include some kinds of mortgage-backed securities and mortgage loans, as well as interests in real property and stock of other corporations that qualify as REITs. If a loan is secured by real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of (i) the date we agreed to acquire or originate the loan, or (ii) in the event of a significant modification, the date we modified the loan, then a portion of the loan will be a non-qualifying asset for purposes of the 75% asset test. IRS Revenue Procedure 2014-51 provides a safe harbor under which the IRS has stated that it will not challenge a REIT’s treatment of a loan as being, in part, a qualifying real estate asset in an amount equal to the lesser of (i) the value of the loan on the date of the relevant quarterly REIT asset testing date or (ii) the greater of (a) the current value of the real property securing the loan on the date of the relevant quarterly REIT asset testing date or (b) the value of the real property securing the loan determined as of the date we committed to acquire or originate the loan (or, in the event of a significant modification, the date we modified the loan, subject to the safe harbor described immediately below).  IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which we will not be required to redetermine the fair market value of the real property securing a loan for purposes of the 75% asset test in connection with a loan modification, if the loan modification is (i) occasioned by a borrower default; or (ii) made at a time when we reasonably believe that the modification to the loan will substantially reduce a risk of default on the original loan. No assurance can be provided that all of our loan modifications have or will qualify for the safe harbor in Revenue Procedure 2014-51. Assets that do not qualify for purposes of the 75% asset test are subject to the additional asset tests described below.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

May 13, 2015	By:	/s/ DAVID OSTON
David Oston
Chief Financial Officer, Secretary and Treasurer